UTILITY TRUST

[LOGO OMITTED]
THE GABELLI
UTILITY TRUST

ANNUAL REPORT
DECEMBER 31, 2002

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THE GABELLI
UTILITY TRUST

Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

INVESTMENT OBJECTIVE:

The Gabelli Utility Trust is a closed-end, non-diversified management investment company whose primary objectives are long-term growth of capital and income. The Utility Trust will invest in companies that provide products, services or equipment for the generation or distribution of electricity, gas and water. Additionally, the Utility Trust will invest in companies in telecommunications services or infrastructure operations.

                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

[GRAPHIC OMITTED]
PICTURE OF MARIO GABELLI

[LOGO OMITTED]
THE GABELLI
UTILITY TRUST

TO OUR SHAREHOLDERS,

      In our view, the major investment theme for electric, gas and telephone utilities can be summed up in two words: size matters. Electric generators with a large and geographically diverse portfolio of generating plants can trade around their structural long positions to enhance returns while avoiding the risk of asset concentration in a single market. Electric, gas and telephone distribution companies can spread their substantial fixed costs over a larger base of customers and see the cost per customer decline, enhancing earnings while reducing prices. Although the current unsettled market conditions seem to have caused the consolidation activity seen over the past several years to slow for a while, the underlying economics continue to support additional merger and acquisition activity over time. We believe that the recent entry of large European acquirers, the relatively low stock prices of utility companies and the potential repeal by congress of the 1935 Public Utility Holding Company Act, known as PUHCA, could accelerate the utility consolidation trend in the coming quarters.

PREMIUM / DISCOUNT DISCUSSION

      As a refresher to our shareholders, the price of a closed-end mutual fund is determined in the open market by willing buyers and sellers. Shares of The Gabelli Utility Trust (the "Trust") trade on the New York Stock Exchange and may trade at a premium to (higher than) net asset value ("NAV") (the market value of the Trust's underlying portfolio) or a discount to (lower than) net asset value. Of the 545 closed-end funds that are publicly traded in the U.S., approximately 23% currently trade at premiums to NAV versus 32% five years ago and 49% ten years ago.

      Ideally, the Trust's market price will generally track the NAV. The Trust's premium or discount to NAV fluctuates over time. Over our Trust's 3-year history, the range fluctuated from a 3% discount in November 2000 to a 46% premium in September 2002. The average variance from NAV for the Trust since inception is a 15.7% premium to NAV. Shortly after the inception of the Trust, the market price of the Trust exceeded the NAV and this premium has gradually increased since.

      "Mr. Market" often provides opportunities to invest at a discount. The Trust has considered various initiatives to narrow the discount when appropriate through distribution policies, rights offerings, share repurchase programs and the potential use of leverage.

                         PREMIUM / DISCOUNT DISCUSSION

      -------------------------------
             December 31, 2002
             -----------------
      Net Asset Value          $6.27
      Market Price             $8.72
      Premium                  39.07%
      -------------------------------

                                [GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

7/9/99                  0.1672
8/99                    0.0816
9/99                    0.1152
10/99                   0.0582
11/99                   0.0117
12/99                   0.0007
1/00                    0.0375
2/00                    0.0289
3/00                   -0.0127
4/00                    0.0417
5/00                   -0.0016
6/00                    0.0403
7/00                    0.0016
8/00                    0.0081
9/00                    0.0064
10/00                   -0.022
11/00                   0.0003
12/00                   0.0658
1/01                    0.0532
2/01                    0.1445
3/01                    0.0728
4/01                    0.1646
5/01                    0.1409
6/01                    0.1223
7/01                    0.1229
8/01                    0.1643
9/01                    0.1572
10/01                   0.2455
11/01                   0.2414
12/01                   0.2746
1/02                    0.3454
2/02                    0.3704
3/02                    0.3101
4/02                    0.3225
5/02                    0.1723
6/02                    0.2561
7/02                    0.3297
8/02                    0.4065
9/02                    0.4262
10/02                   0.3246
11/02                   0.4400
12/02                   0.3907

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                                Quarter
                          -----------------------------------------
                            1ST        2ND        3RD         4TH      YEAR
  2002:  Net Asset Value   $7.45      $6.95      $6.03       $6.27      $6.27
         Total Return       4.3%      (5.5)%    (10.8)%       7.2%      (5.7)%
--------------------------------------------------------------------------------
  2001:  Net Asset Value   $7.83      $7.93      $7.38       $7.32      $7.32
         Total Return      (2.8)%      3.2%      (5.1)%       2.6%      (2.3)%
--------------------------------------------------------------------------------
  2000:  Net Asset Value   $7.66      $7.63      $8.26       $8.21      $8.21
         Total Return       2.6%       1.6%      10.3%        6.2%      21.9%
--------------------------------------------------------------------------------
  1999:  Net Asset Value     --         --       $7.51       $7.62      $7.62
         Total Return        --         --        0.1%(c)     3.5%       3.6%(c)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Average Annual Returns - December 31, 2002
                   ------------------------------------------
                              Average Annual           Average Annual
                              NAV Return (a)        Investment Return (b)
                              --------------        ---------------------
   1 Year ....................     (5.73)%                  0.52%
   3 Year ....................      3.96%                  14.80%
   Life of Fund (c) ..........      4.46%                  11.72%
--------------------------------------------------------------------------------
(a) Life of Fund return based on initial net asset value of $7.50. Total returns and average annual returns reflect changes in net asset value, reinvestment of distributions at net asset value on the ex-dividend date and adjustments for rights offerings, and are net of expenses. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost.

(b) Life of Fund return based on initial offering price of $7.50. Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions at the price determined in the Fund's dividend reinvestment program and adjustments for rights offerings.

(c) From commencement of investment operations on July 9, 1999.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------
              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2002 (A)
              ----------------------------------------------------

                                                                              SINCE
                                                          QUARTER         INCEPTION (B)        3 YEAR           1 YEAR
                                                          -------         -------------        ------           ------
   Gabelli Utility Trust NAV Return (c) .................. 7.15%             4.46%              3.96%           (5.73)%
   Gabelli Utility Trust Investment Return (d) ........... 3.67%            11.72%             14.80%            0.52%

   S&P Utility Index ..................................... 4.88%           (10.31)%            (8.52)%         (29.99)%
   Lipper Utility Fund Average ........................... 8.76%            (9.67)%           (12.82)%         (23.79)%

  (a) Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. The S&P Utility Index is an unmanaged indicator of electric and gas utility stock performance, while the Lipper Average reflects the average performance of open-end mutual funds classified in this particular category. Dividends are considered reinvested. Performance for periods less than one year are not annualized.
  (b) From commencement of investment operations on July 9, 1999.
  (c) Total returns and average annual returns reflect changes in net asset value ("NAV"), reinvestment of distributions at net asset value on the ex-dividend date and adjustments for rights offerings, and are net of expenses. Since inception return based on initial net asset value of $7.50.
  (d) Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions at the price determined in the Fund's dividend reinvestment program and adjustments for rights offerings. Since inception return based on initial net asset value of $7.50.
--------------------------------------------------------------------------------

      The Trust's long-term investment goal is growth of capital and income. We believe that our stock selection process adds to the investment equation. Our portfolio has provided a respectable 4.5% average annual return since inception. The market forces have led to an 11.7% average annual return since inception. However, it is important to remember that "Mr. Market" is a pendulum that swings both ways. As the market moves away from momentum investing and back to basics, we believe that an excessive premium for the Trust is not likely to be sustainable.

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      E  P

      P  M

      S  V

      MANAGEMENT

      CASH FLOW

      RESEARCH

2002 GUT SHAREHOLDER SURVEY

      With our third quarter report to shareholders, we included a survey asking for your opinions and thoughts. We wanted to know what our shareholders think about the operations of the Trust. Specifically, we wanted your opinions on the following issues:

      o $0.06 Monthly Distribution Policy

      o Monthly or Quarterly Distributions

      o Rights Offerings

      o Offering Preferred Stock

      In regard to these issues, we included a shareholder response card. To date we have received 5,858 responses. A summary of our shareholders' opinions is set forth below:

Q1. $0.06 MONTHLY DISTRIBUTION POLICY -- SHOULD THE UTILITY TRUST CONTINUE ITS $0.06 PER SHARE MONTHLY DISTRIBUTION POLICY?

      Over 70% of those who responded said we should continue this policy.

Q2. PREFER MONTHLY OR QUARTERLY DISTRIBUTIONS -- SHOULD THE UTILITY TRUST CONTINUE ITS MONTHLY DISTRIBUTION POLICY OR WOULD YOU PREFER A QUARTERLY DISTRIBUTION?

      Divided equally, about 50-50. Many shareholders who receive cash indicated a strong preference for continuing monthly distributions.

Q3. RIGHTS OFFERINGS -- SHOULD THE UTILITY TRUST HAVE ANOTHER RIGHTS OFFERING? THE UTILITY TRUST COMPLETED A RIGHTS OFFERING ON JUNE 27, 2002, OFFERING ADDITIONAL SHARES TO SHAREHOLDERS AT $7.50.

      Nearly 63% of those responding were in favor of the Utility Trust having future Rights Offerings.

Q4. OFFERING PREFERRED STOCK -- ARE YOU IN FAVOR OF THE UTILITY TRUST OFFERING PREFERRED STOCK?

      27% of shareholders responded in favor of offering Preferred Stock.
      64% said no to offering Preferred Stock and many expressed they wanted to know more about the pros and cons a Preferred Offering would have.

      Management thanks you for all your responses and comments. We appreciate the time you took to inform us so we can better serve you. We are available to answer any additional questions you may have. While all of your responses were too numerous to list here, below are examples (edited) of some of the comments received. First some of the negatives:

"No more rights offerings!!!!"

"Why do you have so much trouble doing good in utilities??"

"How are you tabulating the results of this survey? On the surface this survey appears to be a sham! I hope I'm wrong."

"The monthly dividend is a portion of my monthly income. If you begin to pay quarterly, I will sell my shares and invest in a closed-end security that does pay monthly."

"The price of the rights offering was too high."

"The reason that I own this Trust is that it is an income producing investment. If it stopped paying it's dividend, I would sell it."

"Try to earn more. Everything is negative!"

"In my opinion, utility stocks are very depressed and that's why power stocks are usually held by governmental entities all over the world and that's why governments issue bonds."

"A rights offering at a 20% discount would still be above the NAV if shareholders get stock at a steep discount it will decrease the market price of the Trust in all probability. I realize that a rights offering is what a closed end fund must do to raise cash and expand."

"Why do you need more cash from either a rights offering or preferred stock when 25% of the Trust's assets are in US Bonds?"

"Concentrate on getting NAV closer to market price!"

"I find this rather humorous that you would be asking the shareholders "hey, should we have another rights offering?" The offerings are usually opportunity based. You tell us, the interest is there."

"How should I know!"

"Don't understand where the premium comes from."

"The Fund should only have dividend paying stocks."

"The 42% premium is going to collapse when interest rates rise and the stock price increases. Start taking actions to protect shareholders now."

"I'm in the Fund because you are smarter than I (or that was my thought several years ago). Don't try to prove me wrong!"

"I worry about the existing premium of the stock price relative to NAV. Any way to reduce it without scalping the price?"

"Just run the damn store!"

"Utilities are a dangerous investment right now because a lot of the leaderships have collectively gone insane and squandered shareholder assets on energy trading. I hope you can avoid those incompetent managements."

 "Why not liquidate?"

"People invested in this fund are not in a democracy. You are supposed to be professional managers, don't ask us to vote. Earn your fees and do what is necessary to increase value!!!"

ON THE POSITIVE SIDE:

"Keep up the good work."

"I like it just as it is. Not broken, don't fix it."

"With many sectors of the utility industry experiencing distress, this is an opportune time to raise capital and place the funds with our very capable management team. You're doing a great job. Keep it up!"

"GUT is a plus to my portfolio."

"We trust Mario!! No opinions on the questions."

 "Hang in there! Your choices of utilities are excellent (meaning I like them too)."

 "One of the best funds I have owned. Come on Mario, let's see you more on CNBC!"

"You stand out as a responsible investment advisor. Congratulations and keep up the honesty!"

"I'm satisfied with the program as it is now. Keep up the good work. Thanks for asking shareholders opinions!"

"You are doing a good job in a bad market -- please maintain our value. Thanks."

"In light of today's low interest rates on many investments, GUT offers a very good return. I also see nothing but progress for this Trust in the future. I am very satisfied that I have invested with this instrument."

"You have done good so far. Just keep it up. Us old folks need all the income we can get."

"The Trust has performed well in a down market. Thank you."

"I am 93 years old. A monthly distribution is better for me."

"Doing a good job in a trying current market."

"Please keep up the great work! Your fund has been one of my few winners during this bear market."

"Kudos for your excellent communication with shareholders. Since dividends are paid monthly, they should continue to be paid in that fashion.

"I was happy to see you bought some Otter Tail Corp. Your man on the rights offering has always been so helpful."

"Fund is very good -- small -- but steady and safe!!"

"I've had GUT since July 1999 -- a good solid investment -- it requires very little attention."

"We are in favor of whatever choices you deem to be in the best interest of the shareholders."

"Thanks for your diligent management in a time where there are so many land mines."

"Thank you for explaining the basics of net asset value, market price and premium percentage in the quarterly report."

"I would never believe that Mario needed or sought the advice of his stockholders. Good for him. We need to guard the dividend of utility companies that are so immersed in debt."

"You have always showed respect and concern for your shareholders and we appreciate it."

"I love David Schacter!"

"I like your easy to read quarterly reports. Keep it up."

"Thanks for the opportunity to express our views."

      In reading your comments, however, it became clear to us that we needed to more fully describe each of the policies and explain the benefits in more detail. To this end we thought we would revisit some questions about each issue.

$0.06 MONTHLY DISTRIBUTION POLICY -- Q & A
------------------------------------------

Q:   WHY DOES THE UTILITY TRUST PAY DIVIDENDS?

      A mutual fund pays dividends to satisfy one of the requirements to qualify as a Regulated Investment Company. To avoid paying income tax at the corporate level, a mutual fund, whether open-end or closed-end like the Gabelli Utility Trust, must distribute at least 90% of its ordinary income and realized capital gains but will generally distribute all of its income for the year and thereby act as a conduit. As a Regulated Investment Company, the tax benefits of net long-term capital gains can be passed through to shareholders.

Q:   WHAT IS THE HISTORY OF THE UTILITY TRUST'S DISTRIBUTIONS?

      The following chart summarizes the total distributions made or declared by the Utility Trust each year since inception.

                1999           2000            2001            2002 (A)
                ----           ----            ----            --------
                $0.15          $1.00           $0.70             $0.72

(a) On May 22, 2002, the Trust distributed Rights equivalent to $0.085 per share upon full subscription of all issued shares.

Q:    HOW WILL THE NEW TAX LAWS AFFECT DISTRIBUTIONS?

      It's still too early to tell. So far it appears that only the portion of the Fund's distribution that is derived from corporate dividend income would benefit from a dividend tax cut.

Q: WHY ARE A PORTION OF THE DISTRIBUTIONS SOMETIMES CLASSIFIED AS NON-TAXABLE DISTRIBUTIONS (NON-TAXABLE RETURN OF CAPITAL)?

      In the event the Trust distributes cash over and above net investment income and realized capital gains for any year, the cash received may be viewed as a tax-free return of capital. In this instance, shareholders pay no tax and reduce their cost basis by the amount of the distribution equal to the return of capital. In order to assist shareholders with their bookkeeping, an Historical Distribution Summary appears in the Annual Report (page 23) which lists the appropriate adjustment to cost basis.

Q:   HOW DO I REINVEST MY DIVIDENDS?

      All directly registered shareholders are eligible to participate in the Trust's Automatic Dividend Reinvestment Plan which gives the shareholder the option of having all distributions reinvested. Distributions will be reinvested automatically unless the shareholder elects to receive cash. Distributions to the shareholders who hold their shares in "street name" with a broker are reinvested by the broker in additional shares under the Plan if the broker participates in the Plan. Such shareholders should check with their broker to see if their brokerage firm participates in the Plan.

      One of the benefits of participating in the Trust's Automatic Dividend Reinvestment Plan is that when the Trust is trading at a premium, where the market price is equal to or exceeds net asset value, participants are issued shares of Common Stock valued at the greater of the net asset value as most recently determined or 95% of the then current market price of the Utility Trust's Common Stock.

RIGHTS 101 -- Q & A

Q:   WHAT ARE RIGHTS?

      Rights are privileges granted to existing shareholders of a corporation (in our case the Gabelli Utility Trust) to subscribe to shares of a new issue of common stock. These rights represent short-term options granted by the corporation which the shareholder has the option of exercising.

Q:   WHAT IS THE HISTORY OF RIGHTS OFFERINGS?

      Rights offerings have been used in Europe since the late 17th century following the commencement of the London Stock Exchange. In England, rights offerings are commonplace and well-regarded by shareholders, and represent an integral part of its capital markets. While underwritten public offerings have been the preferred method of raising capital in the U.S., rights offerings have become more understood and more widely used. Today, rights offerings are even more common in the U.S. and we expect that their frequency and effectiveness will increase.

Q:   WHAT IS A RIGHTS OFFERING AS IT RELATES TO CLOSED-END FUNDS?

      A rights offering is an opportunity for shareholders to purchase additional shares of a publicly traded company or mutual fund at a specified price -- the "subscription price" -- with a nominal commission. To attract shareholder interest, the subscription price is set at a discount to the current market price. Although shareholders are not required to purchase additional shares, they are given the opportunity, or "right", to purchase shares based on the number of underlying shares they own on the record date. Rights may either be transferable or non-transferable and the offering may or may not be underwritten with a commitment by the underwriter to buy what is not subscribed for.

Q:   WHAT ARE TRANSFERABLE RIGHTS VERSUS NON-TRANSFERABLE RIGHTS?

      Non-transferable rights have no value other than that they may be exercised and do not trade on any exchange.

      Transferable rights may trade on an exchange and afford the non-subscribing shareholder the option of selling their rights on the exchange or through the transfer agent. Selling the rights allows a non-subscribing shareholder to recoup much of the dilution that may otherwise occur. A non-transferable rights offering does not permit such an offset so that non-subscribing shareholders could experience full dilution. Every closed-end rights offering at Gabelli has been transferable, allowing shareholders to sell their rights if they so desire.

Q:   HOW IS A RIGHTS OFFERING BENEFICIAL TO SHAREHOLDERS?

      The Fund shareholder benefits from the opportunity to purchase additional shares with no commission if shares are held directly with the Fund or, in some instances, with a nominal charge from their broker. Thus, an investor is able to put more financial assets to work in an investment discipline in which she or he believes and which has performed well over an extended period of time. The additional capital that is raised by the Fund is used to position the portfolio to more fully take advantage of new investment opportunities. Increasing the asset size of the Fund may also result in lowering the Fund's fixed expenses as a percentage of average net assets.

Q: HOW IS A GABELLI FUNDS RIGHTS OFFERING BETTER THAN OTHER RIGHTS OFFERINGS BY CLOSED-END FUNDS?

      There are two types of rights offerings a closed-end fund may use to raise additional capital: the direct offering method and the firm-underwritten method. The Gabelli Funds utilize a direct offering method to realize the relative cost advantages associated with this approach as compared to a firm-underwritten method. A direct offering avoids costly underwriting and distribution service fees that lessen shareholder value.

Q:   ARE THE SHAREHOLDERS IN FAVOR OF RIGHTS OFFERINGS?

      We have received numerous requests from the shareholders of our Funds for rights offerings. Our shareholders have been overwhelmingly in favor of rights offerings and look forward to future ones. This interest was evidenced by the oversubscribed rights offerings the Utility Trust had last year and by the recent Utility Trust survey.

Q:   HOW DID THE GABELLI FUNDS FARE IN THEIR PREVIOUS RIGHTS OFFERING?

      The Gabelli Funds have conducted eight previous rights offerings. The following compares the total subscriptions received with the amount sought for the previous rights offerings:

-----------------------------------------------------------------------------
 YEAR                    FUND                       AMOUNT      SUBSCRIPTIONS
                                                    SOUGHT        SUBMITTED
                                                 ($ Millions)   ($ Millions)
-----------------------------------------------------------------------------
 1991                Equity Trust                    $ 63           $136
-----------------------------------------------------------------------------
 1992                Equity Trust                    $ 76           $165
-----------------------------------------------------------------------------
 1993                Equity Trust                    $ 93           $176
-----------------------------------------------------------------------------
 1995              Multimedia Trust                  $ 18           $ 44
-----------------------------------------------------------------------------
 1995                Equity Trust                    $119           $200
-----------------------------------------------------------------------------
 2000              Multimedia Trust                  $ 46           $ 86
-----------------------------------------------------------------------------
 2001                Equity Trust                    $126           $225
-----------------------------------------------------------------------------
 2002                Utility Trust                   $ 28           $ 50
-----------------------------------------------------------------------------
 2002   Convertible and Income Securities Fund       $ 22           $ 53
-----------------------------------------------------------------------------

Q:   WHY DO MEMBERS OF THE NEWS MEDIA SAY THAT A RIGHTS OFFERING IS DILUTIVE?

      Dilution may be experienced by shareholders who do not fully exercise their rights. The dilution is the result of issuing new shares below the then current net asset value. This causes the number of shares outstanding to increase at a percentage rate greater than the increase in the Fund's assets. To avoid dilution, a shareholder should fully subscribe to all shares made available based on the subscription ratio. If a shareholder does not exercise his or her rights, and sells the rights at their intrinsic value, the shareholder will not experience dilution. However, a failure to sell rights or a sale below intrinsic value results in dilution when the subscription price is below the net asset value.

      Please note that the Utility Trust's prior rights offering was at a subscription price ABOVE the then net asset value. Therefore, it was NOT DILUTIVE in any way and actually accretive to every shareholder, whether they subscribed or not! Shareholders realized a positive increase of $0.19 to the Utility Trust's net asset value.

Q: WERE SHAREHOLDERS ABLE TO SELL THEIR RIGHTS IN THE PAST RIGHTS OFFERING FROM GABELLI FUNDS?

      Registered shareholders of the Gabelli Funds had the option of selling all or a portion of their rights by designating this desire on the Subscription Certificate that accompanied the Prospectus. The subscription certificate must have been returned to Equiserve Trust Company by the end of the offering period at the designated address.

      Those who held shares through a broker could simply have made the broker aware of their desire to sell or exercise the rights.

Q:    WHAT WERE THE TRANSACTION COSTS ON THE SALE OF THE RIGHTS?

      Rights were sold through Equiserve Trust Company with no fees and only a nominal commission; however, certain brokerage firms may have charged a transaction fee to sell or exercise rights.

Q: WHAT IF MY TOTAL NUMBER OF RIGHTS IS NOT EVENLY DIVISIBLE BY THE NUMBER OF RIGHTS REQUIRED TO PURCHASE AN ADDITIONAL SHARE?

      The Fund will automatically round up shareholders' rights allocation so that the total number of rights a shareholder is granted is evenly divisible by the number of rights required to purchase an additional share.

PREFERRED STOCK 101 -- Q & A

Q:   WHAT IS COMMON STOCK?

      A common stock is a unit of ownership (equity) of a public corporation. Owners of common stock typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings.

Q:   WHAT IS A BOND?

      A bond is any interest-bearing or discounted government or corporate security that obligates the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Bondholders do not have corporate ownership privileges, as stockholders do.

Q:   WHAT IS A PREFERRED STOCK?

      Preferred stock is a form of equity investment which has certain rights that differ from those of common stock. In our case, the Preferred Stock would typically be issued either at $25 per share with a fixed dividend rate or at $25,000 per share with a variable dividend rate determined periodically through an auction procedure. The Trust is obligated to pay this dividend to the Preferred Shareholders before any dividends are paid to the common shares. Thereafter, any investment return earned in excess of this dividend rate would work to benefit the Common Shareholders.

      The Board of Directors of The Gabelli Utility Trust continues to consider an offering of preferred stock. The actual amount of capital to be raised, the dividend rate and the timing of the offering have not been determined and would be announced at a later date. The proceeds raised would be used for investment purposes and the offering would be made only be means of a prospectus.

Q:   HOW WOULD PREFERRED SHARES BENEFIT COMMON SHAREHOLDERS?

      We feel there is an opportunity to take advantage of current low long-term interest rates and earn an excess return for our Common Shareholders consistent with our conservative investment approach. The only obligation that the Trust would have to the Preferred Shareholders is to pay the stated dividend rate. By locking in low rates through this preferred issuance, the Trust could benefit common shareholders by earning a return in excess to the cost of maintaining the preferred stock. That is, any investment return earned in excess of the stated dividend rate would directly benefit Common Shareholders; however, any shortfall from the stated rate would impact the Common Shareholder in the opposite fashion. Therefore, by taking advantage of the currently low interest rate environment and achieving our investment objectives, a Preferred Share issuance offers what we believe is a conservative method of adding wealth for our Common Shareholders.

Q:    DOES  THE  ISSUANCE  OF  PREFERRED   SHARES   AFFECT  THE  $0.06   MONTHLY
      DISTRIBUTION POLICY?

      The issuance of Preferred Shares does not affect the $0.06 Monthly Distribution Policy. Under present conditions there are no plans to change the $0.06 Monthly Distribution Policy. If the Utility Trust were to issue Preferred Shares, the Board of Directors would continue to review the $0.06 Monthly Policy on a regular basis.

OUR APPROACH

      There are nearly 80 publicly traded, investor-owned electric utilities in the U.S; 50 more than we need from the standpoint of economic efficiency. Moreover, stand-alone natural gas distribution companies make no economic sense either; the combination utility model is clearly better. The balkanized structure of the industry is inherently inefficient, and competitive forces are now putting pressure on the marginal players. The large companies feel the need to get bigger in order to achieve scale economies, while the small companies are selling out as the cost of staying in the game rises. It is only because of a complex and lengthy merger review and approval process that the industry remains as fragmented as it is. Our investments in regulated companies have primarily, though not exclusively, focused on fundamentally sound, reasonably priced mid-cap and small-cap utilities that are likely acquisition targets for large utilities seeking to bulk up. We also like the beneficiaries of developing trends. This has led to our ongoing focus on natural gas pipelines and storage operators as a way to take advantage of the growing demand for natural gas in the U.S.

COMMENTARY

      Utility stocks came back to life during the fourth quarter of 2002. A combination of factors helped utilities outperform the overall stock market in late 2002. These factors included purchases by investors who recognized the group's oversold condition, continued weakness in the U.S. economy and growing emphasis on the importance of dividend payments as part of the total return equation. The group's performance was also aided by another cut in interest rates by the Federal Reserve Board (the "Fed"), which made the high dividend yields on utility stocks relatively more attractive.

      In addition, it appears that a turning point was reached in the fundamentals of many utility companies during the second half of 2002. That bodes well for 2003 and beyond. After so many utility companies became over-leveraged with debt due to failed attempts to become merchant energy companies, there was a huge strategic turnaround that started in early 2002 and accelerated in the second half of 2002. Utility companies decided to get "back to basics" and they divested and/or wrote down many of their non-utility investments. Many of the utilities that owned merchant energy trading operations have either closed them down or are in the process of exiting the energy trading business.

      Along with the strategic turnaround, utilities began a major effort to repair their damaged balance sheets by issuing huge amounts of new common equity and using the proceeds to pay down debt. Furthermore, most of the utilities that were planning to construct new unregulated power plants have cancelled these projects, resulting in much lower capital spending budgets. Therefore, many utilities are beginning 2003 with a much stronger capital structure than they had at the start of 2002. Furthermore, by getting "back to basics", they have reduced their business risk, improved their cash flows and increased the stability of their earnings.

      Utility stocks still appear cheap to us. On a relative price/earnings ("P/E") basis, utility stocks are near the low end of their historic trading range relative to the Standard & Poor's ("S&P") 500 Index. Similarly, utility stocks also look cheap compared with bonds. Historically, long-term government bonds have yielded more than utility stocks, but for the past several months, the average yield on utility stocks has been higher than the yield on long-term government bonds.

      The U.S. economy remains weak. The recovery from the recession is occurring at a very slow pace. Therefore, it is likely that overall corporate earnings growth in 2003 might be disappointingly slow for investors in some cyclical and technology sectors. However, the steady and predictable earnings growth that is being forecasted by most utility companies is less likely to disappoint investors. In fact, the typical 3% to 5% earnings per share ("EPS") growth rate for utility stocks might turn out to be quite competitive with the EPS growth that is achieved in many sectors that trade at much higher P/E ratios than the utility group.

      President Bush has proposed a number of tax reductions in an effort to stimulate the U.S. economy. The proposal to eliminate the double-taxation of corporate dividends would essentially make dividend payments tax-free to the common stock investor. Stocks of companies that typically pay high dividends, such as utilities, should benefit the most if Congress approves this proposal.

      Another major fundamental positive for the utility sector would be the passage of energy legislation by Congress. A comprehensive energy bill was proposed and debated during 2002, but the bill never moved far enough along to get voted upon by Congress. We believe that passage of an energy bill is still a priority for Congress and the President in 2003. In the 2002 energy bill proposed by President Bush, there was a provision to repeal PUHCA, which has been a major deterrent to mergers and acquisitions ("M&A") in the utility industry. We believe that the pace of merger activity would accelerate greatly if PUHCA is repealed. We are optimistic that with a Republican majority in both the Senate and the House of Representatives, an energy bill containing the PUHCA repeal can be passed this year.

      Speaking of M&A, we believe that one of the next acquirers of a U.S. utility will be either a large foreign utility or a large private equity group from the U.S. Many cash-rich European utilities are shopping around for U.S. acquisitions. German utility giant E.ON already owns the largest utility in Kentucky, LG&E Energy. E.ON's Chairman and CEO has said publicly that he wants to use LG&E and its one million utility customers as a base for making further U.S. utility acquisitions. Meanwhile, National Grid of the U.K. could be ready to make another acquisition in the U.S. National Grid already owns three utilities in the northeastern region of the U.S., including New England
Electric, Eastern Utilities Associates and Niagara Mohawk Power. In addition, during 2002, large private equity groups acquired two major natural gas pipelines. In prior years, private equity groups acquired two small electric utilities.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

CH ENERGY GROUP INC. (CHG - $46.63 - NYSE) is the last small electric utility in New York State, now that RGS Energy has been acquired by Energy East (EAS - $22.09 - NYSE). CH Energy serves the territory directly north of New York City that is mainly rural and suburban. There are several potential buyers for whom CH Energy would be a good fit, including Consolidated Edison (ED - $42.82 -
NYSE), Energy East, KeySpan (KSE - $35.24 - NYSE), National Grid (NGG - $36.79 -
NYSE) or Public Service Enterprise Group (PEG - $32.10 - NYSE). The buyer could create significant savings by rationalizing outside plant operations and eliminating all of the corporate, finance, regulatory and public company overhead, for the benefit of shareholders and customers. Although it is tough to predict when a deal might happen, we would point out that National Grid completed its takeover of Niagara Mohawk several months ago and Grid has typically waited less than a year between takeovers in the U.S. (where it has already bought three utilities). Con Edison meanwhile, having done a terrific job in the aftermath of September 11 and maintained a strong balance sheet and premium stock price valuation, might be ready to make an offer for CH Energy.

CINERGY CORP. (CIN - $33.72 - NYSE) is another consolidation play. Cinergy has terrific physical assets (low-cost generating plants) in a strategic location. Cinergy's Midwest location enables it to market its low-cost power into several different regions. Furthermore, many of the utilities around Cinergy have grown much larger in recent years through acquisitions while Cinergy has remained relatively the same size. Cinergy's power plants in the state of Ohio are deregulated, giving the company an opportunity to earn higher returns. In addition, over the past few years, Cinergy's senior management team has accumulated a hefty position in the common stock and in its options. This should make them more willing to talk with potential acquirers. Just to the south of Cinergy's territory is the state of Kentucky, where the giant German utility E.ON has acquired the largest utility in Kentucky, the former LG&E. E.ON has stated its intention to acquire other U.S. utilities and Cinergy would be a great fit with LG&E.

DPL INC. (DPL - $15.34 - NYSE) is another consolidation play in the Midwest. DPL is the holding company for the small utility, Dayton Power & Light. DPL shares fell in mid-2002 after the management lowered EPS guidance and also indicated that it would write down the value of some of its non-utility investment portfolio. As one of the smallest utilities in the region, and one whose state
(Ohio) has deregulated its low-cost generating plants, we believe that DPL is a prime target for acquisition by a larger electric company.

DQE INC. (DQE - $15.24 - NYSE) is a consolidation play whose stock price fell sharply in the second quarter when the company came to market with a very large equity offering. The Fund made additional purchases of DQE stock in the fourth quarter. DQE is the holding company for the electric utility in Pittsburgh called Duquesne Light. The company sold off nearly all of its power plants when the state of Pennsylvania moved toward utility deregulation a few years ago. DQE's back-to-basics strategy involves divesting non-utility businesses. DQE has an agreement to sell off its water utility business and plans to use the proceeds to pay down debt. DQE closed on the sale of its propane business in December 2002. The company is surrounded by several utilities that are much larger and we think that its relatively low stock price makes it an attractive takeover target.

EL PASO ELECTRIC CORP. (EE - $11.00 - NYSE) is a financial comeback story. A few years ago, this small electric utility serving portions of southwest Texas and New Mexico, was coming out of bankruptcy. Over the past few years, management has continued to create shareholder value by utilizing the company's free cash flow to pay down debt and repurchase large amounts of common stock. Eventually, due to the company's relatively small size, we believe that El Paso Electric is a takeover candidate.

GREAT PLAINS ENERGY INC. (GXP - $22.88 - NYSE) is an excellent value for dividend yield. GXP has one of the highest secure dividends in the sector. The company completed a major issuance of common equity in the fourth quarter of 2002 that strengthened its balance sheet. GXP is the holding company that owns Kansas City Power & Light, an electric utility that operates in two states that have avoided deregulation entirely. In addition, GXP owns one of the few successful and profitable retail electricity marketing companies in the U.S. The relatively small size of GXP's utility operation (less than one million customers) makes it a potential takeover target.

NICOR INC. (GAS - $34.03 - NYSE) is a natural gas utility that serves the area around the city of Chicago and surrounding counties. The company has relatively strong fundamentals and a solid track record of good financial performance. Nevertheless, the share price fell sharply during the third quarter when state regulators announced a review of the business at a small subsidiary of the company. This over-reaction by the stock market made the stock very cheap and the Fund added Nicor to its portfolio during the third quarter when this buying opportunity arose. Nicor has one of the highest yields among the regulated natural gas distribution stocks.

NSTAR (NST - $44.39 - NYSE) is a consolidation play in the New England region. The Fund increased its position in NSTAR during the fourth quarter. NSTAR is primarily an electric transmission and distribution utility serving the Boston and Cape Cod regions of Massachusetts. NST also owns a small gas utility. The Northeast region of the U.S. has been the most active area for consolidation activity among utilities. There are several potential acquirers for NST, including National Grid, who recently completed a takeover of Niagara Mohawk and Consolidated Edison, who could use its relatively high stock price and strong balance sheet to make another acquisition. KeySpan is another potential acquirer who already owns a gas utility in the same region.

ONEOK INC. (OKE - $19.20 - NYSE) is pronounced "wun-oke" not "oh-nee-ock." The name is supposed to mean, "One company, in Oklahoma." This is a natural gas utility. Westar Energy (WR - $9.90 - NYSE), an electric utility holding company in neighboring Kansas, has owned 45% of ONEOK for the past few years. In June 2002, Westar announced that it plans to sell its stake in ONEOK. ONEOK had the right to buy back these shares from Westar at a price of $21.77 per OKE share for a total cost of $971.1 million. However, because this is quite a lot of cash for a company like ONEOK to come up with and to do so would create a huge jump in its financial leverage and threaten its credit ratings, OKE decided not to exercise its option. Instead, ONEOK decided to become bigger by acquiring a natural gas utility in Texas for $420 million in December 2002. Therefore, Westar Energy is now looking for a buyer for this large block of OKE shares. A likely scenario is that a buyer that wants to take control of ONEOK might make an offer to Westar to purchase the OKE shares that it now holds.

SCANA CORP. (SCG - $30.96 - NYSE) is a mid-cap electric and gas utility serving a large portion of South Carolina and small areas of North Carolina and Georgia. SCANA is either surrounded by, or is in close proximity to, several of the largest utilities in the U.S. Any one of them could afford to pay a generous premium to acquire this well-run, financially strong company.

WESTAR ENERGY INC. (WR - $9.90 - NYSE) is a stock with a very low valuation relative to the sum of its parts. Westar's share price has fallen sharply over the past 12 months because the company failed to execute its plans to sell the electric utility operations to PNM Resources (PNM - $23.82 - NYSE) and also due to disappointing rate orders from regulators in Kansas. During the fourth quarter of 2002, Westar's top two officers resigned, prompting the hiring of a new CEO and COO. Both of these individuals are experienced utility executives who we think can turn the company around and, in particular, improve Westar's relationship with state regulators. We think that Westar's ongoing effort to divest its 45% ownership stake in ONEOK is a smart move. We would expect Westar to use the profits from the ONEOK sale to pay off a large portion of the holding company's debt. We also think that Westar is going to divest much or all of its 85% ownership stake in Protection One (POI - $2.00 - NYSE), the nation's second largest monitored security company. The loss on the sale of the Protection One shares could be used to offset Westar's taxable gain on the sale of the ONEOK shares.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions as reflected below.

                         FEBRUARY                          MARCH               APRIL
                         --------                          -----               -----
      1st Tuesday        Howard Ward                       Howard Ward         Howard Ward
      1st Wednesday      Walter Walsh & Laura Linehan      Caesar Bryan        Charles Minter & Martin Weiner
      2nd Wednesday      Caesar Bryan                      Susan Byrne         Susan Byrne
      3rd Wednesday      Elizabeth Lilly                   Henry Van der Eb    Ivan Arteaga
      4th Wednesday      Barbara Marcin                    Barbara Marcin      Walter Walsh & Laura Linehan
      5th Wednesday                                                            Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.


                            Sincerely,

                            /S/ MARIO J. GABELLI
                            MARIO J. GABELLI, CFA
                            Portfolio Manager and Chief Investment Officer

February 1, 2003
--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                DECEMBER 31, 2002
                                -----------------

CH Energy Group Inc.                                         Nicor Inc.
Cinergy Corp.                                                NSTAR
DPL Inc.                                                     ONEOK Inc.
DQE Inc.                                                     SCANA Corp.
El Paso Electric Corp.                                       Westar Energy Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

                            THE GABELLI UTILITY TRUST
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 2002

                                                     MARKET
   SHARES                               COST          VALUE
   ------                               ----         ------
             COMMON STOCKS -- 77.0%
             AGRICULTURE -- 0.0%
     20,000  Cadiz Inc.+ ..........$     88,214  $      11,000
                                   ------------  -------------
             COMMUNICATIONS EQUIPMENT -- 0.1%
     70,000  Furukawa Electric
               Co. Ltd. ...........     702,425        146,878
                                   ------------  -------------
             ENERGY AND UTILITIES: ELECTRIC -- 19.6%
    165,000  AES Corp.+ ...........   1,119,383        498,300
     20,000  Calpine Corp.+ .......      52,600         65,200
     55,000  Cinergy Corp. ........   1,727,502      1,854,600
     20,000  Cleco Corp. ..........     364,947        280,000
     80,000  DPL Inc. .............   1,547,470      1,227,200
     16,000  DTE Energy Co. .......     684,940        742,400
     72,000  Edison International+      765,788        853,200
    160,000  El Paso Electric Co.+    1,462,191      1,760,000
     22,000  FPL Group Inc. .......   1,192,216      1,322,860
     44,000  Great Plains
               Energy Inc. ........     919,607      1,006,720
     51,000  Maine Public
               Service Co. ........   1,632,100      1,632,000
    170,000  Northeast Utilities ..   3,354,148      2,578,900
     58,000  SCANA Corp. ..........   1,787,080      1,795,680
    120,000  TECO Energy Inc. .....   1,909,491      1,856,400
     23,000  UIL Holdings Corp. ...   1,010,038        802,010
     20,000  Unisource Energy Corp.     236,625        345,800
                                   ------------  -------------
                                      19,766,126    18,621,270
                                   ------------  -------------
             ENERGY AND UTILITIES: INTEGRATED -- 29.0%
    165,000  Allegheny Energy Inc.    1,637,980      1,247,400
     13,000  Allete Inc. ..........     222,463        294,840
     75,000  Alliant Energy Corp. .   1,256,310      1,241,250
    120,000  Aquila Inc. ..........     345,295        212,400
     38,000  CH Energy Group Inc. .   1,780,400      1,771,940
    100,000  CMS Energy Corp. .....   1,018,184        944,000
     75,000  Constellation Energy
               Group Inc. .........   2,109,100      2,086,500
      6,000  Dominion Resources Inc.    305,423        329,400
    160,000  DQE Inc. .............   2,842,715      2,438,400
    150,000  Duke Energy Corp. ....   2,884,145      2,931,000
    100,000  El Paso Corp. ........   1,389,913        696,000
     13,000  Empire District
               Electric Co. .......     259,961        236,600
      8,000  Entergy Corp. ........     224,663        364,720
      8,979  FirstEnergy Corp. ....     287,099        296,038
     67,666  Florida Public
               Utilities Co. ......     806,757      1,004,840
      1,000  Green Mountain
               Power Corp. ........      19,770         20,970
     30,000  MGE Energy Inc. ......     816,100        803,130
    130,000  Mirant Corp.+ ........   1,212,342        245,700
      5,000  NiSource Inc. ........     103,120        100,000
     45,000  NiSource Inc.+ .......      90,000         99,900
     56,900  NSTAR ................   2,415,114      2,525,791
      2,000  Otter Tail Corp. .....      58,760         53,800
     48,000  PG&E Corp.+ ..........     596,347        667,200
     10,000  PNM Resources Inc. ...     185,900        238,200
     18,000  Progress Energy Inc. .     773,719        780,300
     40,000  Progress Energy
               Inc., CVO+ .........      20,800          6,400
     10,000  Puget Energy Inc. ....     219,642        220,500
     30,000  Sierra Pacific
               Resources ..........     227,798        195,000
     30,000  TXU Corp. ............     483,015        560,400
     10,000  Unitil Corp. .........     271,147        248,000
     10,000  Vectren Corp. ........     245,531        230,000
    195,000  Westar Energy Inc. ...   3,041,497      1,930,500
     10,000  Wisconsin Energy Corp.     257,794        252,000
      7,000  WPS Resources Corp. ..     204,319        271,740
    185,000  Xcel Energy Inc. .....   3,237,518      2,035,000
                                   ------------  -------------
                                     31,850,641     27,579,859
                                   ------------  -------------

                                                     MARKET
   SHARES                               COST          VALUE
   ------                               ----         ------
             ENERGY AND UTILITIES: NATURAL GAS -- 14.9%
     35,000  AGL Resources Inc. ...$    854,800  $     850,500
     13,800  Cascade Natural
               Gas Corp. ..........     295,986        276,000
      2,000  Chesapeake Utilities
               Corp. ..............      36,525         36,600
     33,000  Delta Natural
               Gas Co. Inc. .......     552,849        709,170
     40,000  Dynegy Inc., Cl. A ...     250,000         47,200
      1,000  EnergySouth Inc. .....      26,780         28,200
     30,000  National Fuel Gas Co.      726,101        621,900
     90,000  Nicor Inc. ...........   1,982,877      3,062,700
     15,000  NUI Corp. ............     174,468        258,900
     65,000  ONEOK Inc. ...........   1,121,404      1,248,000
     19,000  Peoples Energy Corp. .     665,481        734,350
     23,000  Piedmont Natural Gas
               Co. Inc. ...........     687,398        813,050
      3,000  RGC Resources Inc. ...      59,164         55,200
    120,000  SEMCO Energy Inc. ....   1,606,944        732,000
    100,566  Southern Union Co.+ ..   1,432,351      1,659,339
    130,000  Southwest Gas Corp. ..   3,288,133      3,048,500
                                   ------------  -------------
                                     13,761,261     14,181,609
                                   ------------  -------------
             ENERGY AND UTILITIES: WATER -- 4.8%
     12,000  American States
               Water Co. ..........     266,713        277,800
     11,000  Artesian Resources
               Corp., Cl. A .......     257,250        326,150
     20,500  BIW Ltd. .............     385,069        376,175
     20,520  California Water Service
               Group ..............     566,928        485,298
      7,500  Connecticut Water Service
               Inc. ...............     146,455        189,232
     44,000  Middlesex Water Co. ..     895,303        922,680
     11,466  Pennichuck Corp. .....     285,503        331,826
     15,000  Philadelphia
               Suburban Corp. .....     228,883        309,000
     16,200  SJW Corp. ............   1,596,874      1,264,410
      5,513  Southwest Water Co. ..      52,062         73,041
                                   ------------  -------------
                                      4,681,040      4,555,612
                                   ------------  -------------
             ENVIRONMENTAL SERVICES -- 0.0%
     18,000  Catalytica Energy Systems
               Inc.+ ..............     179,986         49,680
                                   ------------  -------------
             METALS AND MINING -- 0.5%
     24,000  Fording Inc. .........     502,541        503,040
                                   ------------  -------------
             SATELLITE -- 0.6%
     50,000  General Motors Corp.,
               Cl. H+ .............     870,553        535,000
                                   ------------  -------------
             TELECOMMUNICATIONS -- 6.7%
     50,000  BellSouth Corp. ......   1,690,556      1,293,500
    155,000  Broadwing Inc.+ ......   1,187,470        545,600
     30,000  BT Group plc, ADR ....   1,094,015        939,900
     30,000  CenturyTel Inc. ......   1,147,440        881,400
     15,000  Citizens
               Communications Co.+      102,130        158,250
      4,000  Commonwealth Telephone
               Enterprises Inc.+ ..     130,004        143,360
     14,388  D&E Communications Inc.    173,414        120,283
     10,000  Deutsche Telekom
               AG, ADR ............     182,487        127,000
      4,000  France Telecom SA, ADR      72,559         71,080
     50,000  Touch America
               Holdings Inc.+ .....     138,048         19,500
     52,000  Verizon Communications
               Inc. ...............   1,997,037      2,015,000
      1,045  WilTel Communications
               Inc.+ ..............      42,437         16,505
                                   ------------  -------------
                                      7,957,597      6,331,378
                                   ------------  -------------

                See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 2002

                                                     MARKET
   SHARES                               COST          VALUE
   ------                               ----         ------
             COMMON STOCKS (CONTINUED)
             WIRELESS COMMUNICATIONS -- 0.8%
     40,000  mm02 plc, ADR+ .......$    422,426  $     286,000
     38,000  Nextel Communications Inc.,
               Cl. A+ .............     514,540        438,900
                                   ------------  -------------
                                        936,966        724,900
                                   ------------  -------------
             TOTAL COMMON
              STOCKS ..............   81,297,350    73,240,226
                                   ------------  -------------
             PREFERRED STOCKS -- 0.9%
             TELECOMMUNICATIONS -- 0.9%
     18,000  Citizens Communications Co.,
               5.000% Cv. Pfd. ....     844,116        855,000
                                   ------------  -------------
  PRINCIPAL
   AMOUNT
  ---------
             CORPORATE BONDS -- 0.5%
             ENERGY AND UTILITIES: INTEGRATED -- 0.5%
$ 1,100,000  Mirant Corp., Sub. Deb. Cv.,
               2.500%, 06/15/21 ...     828,247        413,875
                                   ------------  -------------
             U.S. GOVERNMENT OBLIGATIONS -- 12.6%
 12,000,000  U.S.  Treasury  Bills,
               0.800%++, 01/09/03 .  11,997,867     11,997,867
                                   ------------  -------------

 PRINCIPAL                                           MARKET
  AMOUNT                                COST          VALUE
 ---------                              ----         ------
             REPURCHASE AGREEMENT -- 9.2%
$ 8,765,000  Agreement with State Street
               Bank and Trust Co.,
               1.050%, dated 12/31/02,
               due 01/02/03,
               proceeds at maturity,
               $8,765,511 (a) .....$  8,765,000  $   8,765,000
                                   ------------  -------------

TOTAL INVESTMENTS -- 100.2% .......$103,732,580     95,271,968
                                   ============

OTHER LIABILITIES IN
  EXCESS OF ASSETS -- (0.2)% .....................    (160,888)
                                                  ------------

NET ASSETS -- 100.0%
  (15,180,492 shares outstanding) ................$ 95,111,080
                                                  ============
NET ASSET VALUE
   ($95,111,080 (DIVIDE) 15,180,492
   shares outstanding) ...........................       $6.27
                                                         =====
---------------
             For Federal tax purposes:
             Aggregate cost ......................$103,152,535
                                                  ============
             Gross unrealized appreciation .......$  4,754,509
             Gross unrealized depreciation ....... (12,635,076)
                                                  ------------
             Net unrealized depreciation .........$ (7,880,567)
                                                  ============

---------------
  (a) Collateralized by U.S. Treasury Note, 8.875%, due 2/15/19, market value $8,947,275.
    + Non-income producing security.
   ++ Represents annualized yield at date of purchase.
ADR - American Depository Receipt.
CVO - Contingent Value Obligation.

                See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

ASSETS:
   Investments, at value (Cost $103,732,580) ..   $  95,271,968
   Cash .......................................             613
   Dividends and interest receivable ..........         352,366
   Receivable for investments sold ............       9,030,858
                                                  -------------
TOTAL ASSETS ..................................     104,655,805
                                                  -------------
LIABILITIES:
   Payable for investments purchased ..........       8,979,580
   Payable for investment advisory fees .......          80,193
   Payable for audit and legal fees ...........          36,100
   Other accrued expenses .....................         448,852
                                                  -------------
   TOTAL LIABILITIES ..........................       9,544,725
                                                  -------------
   NET ASSETS applicable to 15,180,492
     shares outstanding .......................   $  95,111,080
                                                  =============
NET ASSETS CONSIST OF:
   Shares of beneficial interest, at par value    $      15,180
   Additional paid-in capital .................     102,976,468
   Accumulated net realized gain on investments         580,044
   Net unrealized depreciation on investments .      (8,460,612)
                                                  -------------
   TOTAL NET ASSETS ...........................   $  95,111,080
                                                  =============
   NET ASSET VALUE
     ($95,111,080 / 15,180,492 shares outstanding;
     unlimited number of shares authorized of
     $0.001 par value) ........................           $6.27
                                                          =====

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
   Dividends (net of foreign taxes $4,040)   $  2,733,728
   Interest ..............................        407,884
                                             ------------
   TOTAL INVESTMENT INCOME ...............      3,141,612
                                             ------------
EXPENSES:
   Investment advisory fees ..............        878,549
   Shareholder communications expenses ...        276,386
   Shareholder services fees .............        242,855
   Payroll ...............................        145,000
   Trustees' fees ........................         46,126
   Legal and audit fees ..................         39,382
   Custodian fees ........................         17,143
   Miscellaneous expenses ................         49,899
                                             ------------
   TOTAL EXPENSES ........................      1,695,340
                                             ------------
   LESS: CUSTODIAN FEE CREDIT ............         (2,352)
                                             ------------
   NET EXPENSES ..........................      1,692,988
                                             ------------
   NET INVESTMENT INCOME .................      1,448,624
                                             ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain on investments ......      3,644,126
   Net change in unrealized depreciation
     on investments ......................    (11,989,550)
                                             ------------
   NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS ......................     (8,345,424)
                                             ------------
   NET DECREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .....................   $ (6,896,800)
                                             ============

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED          YEAR ENDED
                                                                           DECEMBER 31, 2002   DECEMBER 31, 2001
                                                                           -----------------   -----------------
OPERATIONS:
   Net investment income .................................................   $  1,448,624        $  1,341,543
   Net realized gain on investments ......................................      3,644,126           2,449,730
   Net change in unrealized appreciation/depreciation on investments .....    (11,989,550)         (6,032,844)
                                                                             ------------        ------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................     (6,896,800)         (2,241,571)
                                                                             ------------        ------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income .................................................     (1,475,143)         (2,323,380)
   Net realized gain on investments ......................................     (4,760,629)         (5,448,776)
   Return of capital .....................................................     (3,261,058)                 --
                                                                             ------------        ------------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ......................     (9,496,830)         (7,812,156)
                                                                             ------------        ------------
TRUST SHARE TRANSACTIONS:
   Net increase in net assets from common shares issued in rights offering     27,737,239                  --
   Net increase in net assets from Trust common shares issued upon
     reinvestment of dividends and distributions .........................      1,570,081           1,581,923
                                                                             ------------        ------------
   NET INCREASE IN NET ASSETS FROM TRUST SHARE TRANSACTIONS ..............     29,307,320           1,581,923
                                                                             ------------        ------------
   NET INCREASE (DECREASE) IN NET ASSETS .................................     12,913,690          (8,471,804)
                                                                             ------------        ------------
NET ASSETS:
   Beginning of period ...................................................     82,197,390          90,669,194
                                                                             ------------        ------------
   End of period (including undistributed net income of
     $0 and $26,387, respectively) .......................................   $ 95,111,080        $ 82,197,390
                                                                             ============        ============

                See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                          NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION.   The  Gabelli  Utility  Trust  (the  "Utility  Trust")  is  a
closed-end, non-diversified management investment company organized as a Delaware business trust on February 25, 1999 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital and income. The Utility Trust had no operations prior to July 9, 1999, other than the sale of 10,000 shares of beneficial interest for $100,000 to The Gabelli Equity Trust Inc. (the "Equity Trust") at $10.00 per share. On July 9, 1999, the Utility Trust had a 4 for 3 stock split making the balance of Utility Trust shares held by the Equity Trust as 13,333. On July 9, 1999, the Equity Trust contributed $79,487,260 in cash and securities in exchange for shares of the Utility Trust, and on the same date distributed such shares to Equity Trust shareholders of record on July 1, 1999 at the rate of one share of the Utility Trust for every ten shares of the Equity Trust. Investment operations commenced on July 9, 1999.

Effective August 1, 2002, the Fund modified its non-fundamental investment policy to increase, from 65% to 80%, the portion of its assets that it will invest, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services or equipment for (i) the generation or distribution of electricity, gas and water and (ii) telecommunications services or infrastructure operations (the "80% Policy").

The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with at least 60 days' notice of the implementation of any change in the 80% Policy.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Utility Trust in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded in foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or markets. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price on that day. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

      REPURCHASE AGREEMENTS. The Utility Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Trustees. Under the terms of a typical repurchase agreement, the Utility Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Utility Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Utility Trust's holding period. The Utility Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Utility Trust in each agreement. The Utility Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Utility Trust may be delayed or limited.

      SECURITIES SOLD SHORT. A short sale involves selling a security which the Utility Trust does not own. The proceeds received for short sales are recorded as liabilities and the Utility Trust records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Utility Trust records a realized gain or loss when the short position is closed out. By entering into a short sale, the Utility Trust bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Utility Trust on the ex-dividend date and interest expense is recorded on the accrual basis.

      FOREIGN CURRENCY TRANSLATION. The books and records of the Utility Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the

                            THE GABELLI UTILITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Utility Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

      For the year ended December 31, 2002, reclassifications were made to increase accumulated net investment income for $3,261,190 and to decrease accumulated net realized gain on investments for $132, with an offsetting adjustment to additional paid-in capital.

      The tax character of distributions paid during the fiscal year ended December 31, 2002 and December 31, 2001 were as follows:

                                              YEAR ENDED          YEAR ENDED
                                           DECEMBER 31, 2002   DECEMBER 31, 2001
                                           -----------------   -----------------
  DISTRIBUTIONS PAID FROM:
  Ordinary income
    (inclusive of short term
    capital gains) .......................... $1,498,709          $6,012,331
  Net long term capital gains ...............  4,737,063           1,799,825
  Non-taxable return of capital .............  3,261,058                  --
                                              ----------          ----------
  Total distributions paid .................. $9,496,830          $7,812,156
                                              ==========          ==========

      PROVISION FOR INCOME TAXES. The Utility Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

      Dividends and interest from non-U.S. sources received by the Utility Trust are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Utility Trust intends to undertake any procedural steps required to claim the benefits of such treaties.

      As of December 31, 2002, the components of accumulated earnings/(losses) on a tax basis were as follows:

                  Net unrealized depreciation ......... $(7,880,567)
                                                        -----------
                  Total accumulated loss .............. $(7,880,567)
                                                        ===========

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Utility Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Utility Trust will pay the Adviser on the first business day of each month a fee for the previous month equal on an annual basis to 1.00% of the value of the Utility Trust's average daily net assets. In accordance  with the  Advisory  Agreement,  the  Adviser  provides a  continuous investment program for the Utility Trust's portfolio and oversees the administration of all aspects of the Utility Trust's business and affairs.

      During the year ended December 31, 2002, Gabelli & Company, Inc. and its affiliates received $123,636 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Utility Trust.

      The cost of calculating the Trust's net asset value per share is a Trust expense pursuant to the Investment Advisory Agreement between the Trust and the Adviser. During fiscal 2002, the Gabelli Utility Trust reimbursed the Adviser $34,800 in connection with the cost of computing the Trust's net asset value.

4.  PORTFOLIO  SECURITIES.   Cost  of  purchases  and  proceeds  from  sales  of
securities, other than short-term securities, for the year ended December 31, 2002 aggregated $50,891,174 and $20,001,636, respectively.

5. CAPITAL. The Board of Trustees of the Utility Trust has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board of Trustees may determine from time to time) from the net asset value of the shares. During the year ended December 31, 2002, the Utility Trust did not repurchase any shares of beneficial interest in the open market.

On May 22, 2002, the Utility Trust distributed one transferable right for each of the 11,294,893 common shares outstanding to shareholders of record on that date. Three rights were required to purchase one additional common share at the subscription price of $7.50 per share. The subscription period expired on June 27, 2002. The rights offering was fully subscribed resulting in the issuance of

                            THE GABELLI UTILITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3,764,965 common shares and proceeds of $28,237,239 to the Utility Trust, prior to the deduction of estimated expenses of $500,000. The net asset value per share of the Utility Trust common shareholders was enhanced by approximately $0.15 per share as a result of the issuance of shares above net asset value.

      Transactions in shares of beneficial interest were as follows:

                                           YEAR ENDED            YEAR ENDED
                                        DECEMBER 31, 2002     DECEMBER 31, 2001
                                     ---------------------   -------------------
                                       Shares    Amount       Shares    Amount
                                     --------- -----------   -------  ----------
Shares issued in rights offering ....3,764,965 $27,737,239        --          --
Shares issued upon reinvestment
  of dividends and distributions ....  185,730   1,570,081   190,378  $1,581,923
                                     --------- -----------   -------  ----------
Net increase ........................3,950,695 $29,307,320   190,378  $1,581,923
                                     ========= ===========   =======  ==========

6. INDUSTRY CONCENTRATION. Because the Utility Trust primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A UTILITY TRUST SHARE OF BENEFICIAL INTEREST
OUTSTANDING THROUGHOUT EACH PERIOD:

                                                   YEAR ENDED       YEAR ENDED        YEAR ENDED     PERIOD ENDED
                                                  DECEMBER 31,     DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                      2002             2001              2000          1999 (A)
                                                  ------------     ------------      ------------    ------------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ........... $  7.32          $  8.21            $  7.62          $  7.50
                                                    -------          -------            -------          -------
   Net investment income ..........................    0.11             0.12(e)            0.15             0.08
   Net realized and unrealized gain
     (loss) on investments ........................   (0.62)           (0.32)(e)           1.44             0.19
                                                    -------          -------            -------          -------
   Total from investment operations ...............   (0.51)           (0.20)              1.59             0.27
                                                    -------          -------            -------          -------
CHANGE IN NET ASSET VALUE FROM TRANSACTIONS IN
  SHARES OF BENEFICIAL INTEREST:
   Increase in net asset value from shares
     issued in rights offering ....................    0.15               --                 --               --
   Increase in net asset value from
     Trust share transactions .....................    0.03             0.01                 --               --
                                                    -------          -------            -------          -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ..........................   (0.11)           (0.21)             (0.06)           (0.08)
   Net realized gain on investments ...............   (0.36)           (0.49)             (0.94)           (0.07)
   Return of capital ..............................   (0.25)              --                 --               --
                                                    -------          -------            -------          -------
   Total distributions ............................   (0.72)           (0.70)             (1.00)           (0.15)
                                                    -------          -------            -------          -------
   NET ASSET VALUE, END OF PERIOD ................. $  6.27          $  7.32            $  8.21          $  7.62
                                                    =======          =======            =======          =======
   Net asset value total return+ ..................   (6.79)%          (3.15)%            22.01%            3.62%
                                                    =======          =======            =======          =======
   Market value, end of period .................... $  8.72          $  9.33            $  8.75          $  7.63
                                                    =======          =======            =======          =======
   Total investment return++ ......................    1.70%           15.82%             29.95%            3.70%
                                                    =======          =======            =======          =======
RATIOS TO AVERAGE NET ASSETS
   AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ........... $95,111          $82,197            $90,669          $83,330
   Ratio of net investment income to
     average net assets (c) .......................    1.65%            1.57%              1.88%            2.27%(b)
   Ratio of operating expenses to
     average net assets (c)(d) ....................    1.93%            2.00%              1.95%            1.85%(b)
   Portfolio turnover rate ........................      29%              41%                92%              37%

--------------------------
+ Based on net asset value per share, adjusted for reinvestment of distributions. Total return for the periods of less than one year is not annualized.
++ Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder. Total return for the periods of less than one year is not annualized.
(a) The Gabelli Utility Trust commenced operations on July 9, 1999.
(b) Annualized.
(c) During the period ended December 31, 1999, the Utility Trust's administrator voluntarily reimbursed certain expenses. If such reimbursement had not occurred, the annualized ratios of net investment income and operating
    expenses   to   average  net  assets   would   have   been  1.85% and 2.17%,
    respectively.
(d) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the year ended December 31, 2002, 2001 and 2000, the expense ratios would be 1.93%, 2.00% and 1.93%, respectively.
(e) 2001's Net investment  income per share and Net realized and unrealized gain
    (loss) on investments were originally presented in the Financial Highlights without regard to character of distributions paid during the year. Amounts as previously reported of $0.61 and $(0.81), respectively, have been revised to reflect reclassification of amounts based on the character of 2001 distributions.

                See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Gabelli Utility Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights, after the revision described in the financial highlights, present fairly, in all material respects, the financial position of The Gabelli Utility Trust (the "Trust") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period July 9, 1999 (commencement of investment operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                  /S/ PRICEWATERHOUSECOOPERS LLP

1177 Avenue of the Americas
New York, NY 10036
February 13, 2003

                            THE GABELLI UTILITY TRUST
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

      The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below. The Fund's Statement of Additional Information includes additional information about The Gabelli Utility Trust Trustees and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Utility Trust at One Corporate Center, Rye, NY 10580.

                              TERM OF      NUMBER OF
                            OFFICE AND  FUNDS IN TRUST
NAME, POSITION(S)            LENGTH OF      COMPLEX
    ADDRESS 1                  TIME       OVERSEEN BY       PRINCIPAL OCCUPATION(S)                      OTHER DIRECTORSHIPS
    AND AGE                  SERVED 2       TRUSTEE         DURING PAST FIVE YEARS                         HELD BY TRUSTEE
-----------------            --------   --------------      ----------------------                       --------------------
INTERESTED TRUSTEES 3:
---------------------
MARIO J. GABELLI           Since 1999**      22      Chairman of the Board and Chief Executive         Director of Morgan Group
Trustee, President and                               Officer of Gabelli Asset Management Inc. and      Holdings, Inc. (holding
Chief Investment Officer                             Chief Investment Officer of Gabelli Funds,        company); Vice Chairman
Age: 60                                              LLC and GAMCO Investors, Inc.;                    of Lynch Corporation
                                                     Chairman and Chief Executive Officer of           (diversified manufacturing)
                                                     Lynch Interactive Corporation (multimedia
                                                     and services)

JOHN D. GABELLI             Since 1999*      10      Senior Vice President of Gabelli &                           --
Trustee                                              Company, Inc., Director of Gabelli Advisers, Inc.
Age: 58

KARL OTTO POHL              Since 1999*      31      Member of the Shareholder Committee of            Director of Gabelli Asset
Trustee                                              Sal Oppenheim Jr. & Cie (private invest-          Management Inc. (investment
Age: 73                                              ment bank); Former President of the               management); Chairman,
                                                     Deutsche Bundesbank and Chairman of its           Incentive Capital and
                                                     Central Bank Council (1980-1991)                  Incentive Asset Management
                                                                                                       (Zurich); Director at Sal
                                                                                                       Oppenheim Jr. & Cie, Zurich

NON-INTERESTED TRUSTEES:
-----------------------
THOMAS E. BRATTER          Since 1999**       3      Director, President and Founder, The John                    --
Trustee                                              Dewey Academy (residential college
Age: 63                                              preparatory therapeutic high school)

ANTHONY J. COLAVITA        Since 1999***     33      President and Attorney at Law in the law firm                --
Trustee                                              of Anthony J. Colavita, P.C.
Age: 67

JAMES P. CONN               Since 1999*      11      Former Managing Director and Chief Investment     Director of LaQuinta Corp.
Trustee                                              Officer of Financial Security Assurance Holdings  (hotels) and First Republic
Age: 64                                              Ltd. (1992-1998)                                  Bank

VINCENT D. ENRIGHT         Since 1999**      11      Former Senior Vice President and Chief                      --
Trustee                                              Financial Officer of KeySpan Energy
Age: 59                                              Corporation

FRANK J. FAHRENKOPF JR.    Since 1999***      3      President and Chief Executive Officer of the                --
Trustee                                              American Gaming Association since June
Age: 63                                              1995; Partner of Hogan & Hartson (law
                                                     firm); Chairman of International Trade
                                                     Practice Group; Co-Chairman of the
                                                     Commission on Presidential Debates;
                                                     Former Chairman of the Republican
                                                     National Committee
ROBERT J. MORRISSEY        Since 1999***      9      Partner in the law firm of Morrissey,                      --
Trustee                                              Hawkins & Lynch
Age: 63

ANTHONY R. PUSTORINO        Since 1999*      17      Certified Public Accountant; Professor                     --
Trustee                                              Emeritus, Pace University
Age: 77

SALVATORE J. ZIZZA         Since 1999***      9      Chairman, Hallmark Electrical Supplies Corp.;     Director of Hollis Eden
Director                                             Former Executive Vice President of FMG            Pharmaceuticals
Age: 57                                              Group (OTC), a healthcare provider; Former
                                                     President and Chief Executive Officer of the
                                                     Lehigh Group Inc., an interior construction
                                                     company, through 1997

                            THE GABELLI UTILITY TRUST
               ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                            TERM OF      NUMBER OF
                          OFFICE AND  FUNDS IN TRUST
NAME, POSITION(S)          LENGTH OF      COMPLEX
    ADDRESS 1                TIME       OVERSEEN BY       PRINCIPAL OCCUPATION(S)                      OTHER DIRECTORSHIPS
    AND AGE                SERVED 2       TRUSTEE         DURING PAST FIVE YEARS                         HELD BY TRUSTEE
-----------------          --------   --------------      ----------------------                       --------------------
OFFICERS:
--------
BRUCE N. ALPERT          Since 1999        --          Executive Vice President and Chief Operating               --
Vice President and                                     Officer of Gabelli Funds, LLC since 1988 and
Treasurer                                              an officer of all mutual funds advised by
Age: 51                                                Gabelli Funds, LLC and its affiliates
                                                       Director and President of the Gabelli
                                                       Advisors, Inc.

DAVID I. SCHACHTER       Since 1999        --          Vice President of the Trust since 1999.                    --
Vice President                                         Research Analyst of Gabelli & Company, Inc.
Age: 49                                                since 1999. Prior to October 1999, Mr. Schachter
                                                       worked for Thomas J. Herzfeld Advisors, an
                                                       investment advisor specializing in closed-end funds.

JAMES E. MCKEE           Since 1999        --          Vice President, General Counsel and Secretary              --
Secretary                                              of Gabelli Asset Management Inc. since 1999
Age: 39                                                and GAMCO Investors, Inc. since 1993; Secretary
                                                       of all mutual funds advised by Gabelli Advisers,
                                                       Inc. and Gabelli Funds, LLC.

--------------------------------------------------------------------------------

1 Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.

2 The Trust's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

  * - Term expires at the Trust's 2003 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

 ** - Term expires at the Trust's 2004 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

*** - Term expires at the Trust's 2005 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

3 "Interested person" of the Trust as defined in the Investment Company Act of 1940. Messrs. M. Gabelli, J. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds LLC which acts as the Trust's investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

--------------------------------------------------------------------------------
                         THE GABELLI UTILITY TRUST INC.
                            AND YOUR PERSONAL PRIVACY

     WHO ARE WE?

     The Gabelli Utility Trust Inc. (the "Trust") is a closed-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, which is affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

     When you purchase shares of the Trust on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order,
     for  example,   to  participate  in  our  dividend   reinvestment  plan.

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US. This would include information about the shares that you buy or sell, it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, WWW.SEC.GOV.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

     We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                            THE GABELLI UTILITY TRUST
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2002

CASH DIVIDENDS AND DISTRIBUTIONS

                                               TOTAL AMOUNT        ORDINARY          LONG-TERM       NON TAXABLE        DIVIDEND
          PAYABLE               RECORD             PAID           INVESTMENT          CAPITAL         RETURN OF       REINVESTMENT
           DATE                  DATE            PER SHARE          INCOME             GAINS           CAPITAL            PRICE
          -------               ------         ------------       ----------         ---------       -----------      ------------
SHARES OF BENEFICIAL INTEREST
         01/25/02              01/10/02          $0.06000          $0.01265           $0.02891         $0.01844         $9.08205
         02/22/02              02/07/02           0.06000           0.00920            0.03000          0.02080          9.21528
         03/25/02              03/11/02           0.06000           0.00920            0.03000          0.02080          9.41494
         04/24/02              04/10/02           0.06000           0.00920            0.03000          0.02080          9.32011
         05/24/02              05/10/02           0.06000           0.00920            0.03000          0.02080          8.41713
         06/26/02              06/19/02           0.06000           0.00920            0.03000          0.02080          8.30315
         07/25/02              07/11/02           0.06000           0.00920            0.03000          0.02080          7.58109
         08/26/02              08/12/02           0.06000           0.00920            0.03000          0.02080          8.65469
         09/24/02              09/10/02           0.06000           0.00920            0.03000          0.02080          8.17024
         10/25/02              10/11/02           0.06000           0.00920            0.03000          0.02080          7.60039
         11/22/02              11/08/02           0.06000           0.00920            0.03000          0.02080          8.20022
         12/24/02              12/10/02           0.06000           0.00920            0.03000          0.02080          8.45501

    A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2002 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. 84.48% of the long-term capital gains paid by the Utility Trust in 2002 was classified as "20% Rate Gains" subject to a maximum tax rate of 20% (or 10% depending on an individual's tax bracket). Capital gain distributions are reported in box 2a of Form 1099-DIV. 14.52% of the long-term capital gains paid by the Gabelli Utility Trust in 2002 was classified as "Qualified 5-year gains" and reported in box 2c of Form 1099-DIV.

NON-TAXABLE RETURN OF CAPITAL

    The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. There was $0.2469 per share return of capital in 2002 reported in box 3 of Form 1099-Div.

CORPORATE DIVIDENDS RECEIVED DEDUCTION AND U.S. GOVERNMENT SECURITIES INCOME

    The Utility Trust paid to common shareholders ordinary income dividends totalling $0.11385 per share in 2002. The percentage of such dividends that qualifies for the dividends received deduction available to corporations is 99.45% for all such dividends paid in 2002. The percentage of the ordinary income dividends paid by the Utility Trust during 2002 derived from U.S. Government Securities was 2.48%. However, it should be noted that the Utility Trust did not hold more than 50% of its assets in U.S. Government Securities at the end of each calendar quarter during 2002.

         HISTORICAL DISTRIBUTION SUMMARY - SHARES OF BENEFICIAL INTEREST

                             SHORT-      LONG-
                              TERM       TERM       NON TAXABLE
              INVESTMENT     CAPITAL    CAPITAL      RETURN OF         TOTAL
                INCOME      GAINS(A)     GAINS        CAPITAL      DISTRIBUTIONS
              ----------    --------    -------     -----------    -------------
2002 (b) ..... $0.11175     $0.00210    $0.35900       $0.24690      $0.72000
2001 .........  0.20835      0.33142     0.16023       --             0.70000
2000 .........  0.05620      0.14020     0.80360       --             1.00000
1999 .........  0.08049      0.00090     0.06861       --             0.15000
--------------------------
(a) Taxable as ordinary income.
(b) On May 22, 2002, the Trust also distributed Rights equivalent to $0.085 per share based upon full subscription of all issued shares.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Utility Trust ("Utility Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Utility Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Utility Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Utility Trust. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                            The Gabelli Utility Trust
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI 02940-3011

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact EquiServe at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Utility Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Utility Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Utility Trust valued at market price. If the Utility Trust should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Utility Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Utility Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Utility Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Utility Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 such that EquiServe receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Utility Trust.

     ----------------------------------------------------------------------
         The Annual Meeting of the Utility Trust's stockholders will be held at 11:00 A.M. on Monday, May 12, 2003, at
          The Bruce Museum, One Museum Drive in Greenwich, Connecticut.
     ----------------------------------------------------------------------

                              TRUSTEES AND OFFICERS

                            THE GABELLI UTILITY TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

TRUSTEES

Mario J. Gabelli, CFA
  CHAIRMAN AND CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Vincent D. Enright
  FORMER SENIOR VICE PRESIDENT AND
  CHIEF FINANCIAL OFFICER,
  KEYSPAN ENERGY CORP.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

John D. Gabelli
  SENIOR VICE PRESIDENT,
  GABELLI & COMPANY, INC.

Robert J. Morrissey
  ATTORNEY-AT-LAW
  MORRISSEY, HAWKINS &LYNCH

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT,
  PROFESSOR EMERITUS, PACE UNIVERSITY

Salvatore J. Zizza
  CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

David I. Schachter
  VICE PRESIDENT & OMBUDSMAN

James E. McKee
  SECRETARY

INVESTMENT ADVISOR
Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1422

CUSTODIAN
Boston Safe Deposit and Trust Company

COUNSEL
Skadden, Arps, Slate, Meagher & Flom, LLP

TRANSFER AGENT AND REGISTRAR
EquiServe Trust Company

STOCK EXCHANGE LISTING
                                          COMMON
                                          ------
NYSE-Symbol:                                GUT
Shares Outstanding:                     15,180,492

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.

     -----------------------------------------------------------------

      For  general   information   about  the  Gabelli  Funds,  call
      1-800-GABELLI (1-800-422-3554),  fax us at 914-921-5118, visit
      Gabelli Funds' Internet homepage at: HTTP://WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
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      Notice is hereby given in accordance with Section 23(c) of the
      Investment Company Act of 1940, as amended, that the Utility Trust may, from time to time, purchase its shares in the open market when the Utility Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
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
                            THE GABELLI UTILITY TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422


                      PHONE: 1-800-GABELLI (1-800-422-3554)
                  FAX: 1-914-921-5118 INTERNET: WWW.GABELLI.COM
                          E-MAIL: CLOSEDEND@GABELLI.COM

                                                                  GBFUF-AR-12/02